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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               February 10, 1998
                       (Date of earliest event reported)



                            Ugly Duckling Corporation
             (Exact name of registrant as specified in its charter)



        Delaware                          000-20841              86-0721358
(State or other jurisdiction             (Commission          (I.R.S. Employer
    of incorporation)                    File Number)     Identification Number)


Ugly Duckling Corporation
2525 East Camelback, Suite 1150
Phoenix, Arizona                                                  85016
(Address of principal executive offices)                       (Zip Code)

                                  602-852-6600
              (Registrant's telephone number, including area code)

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         Item 5.  Other Events.

     Attached hereto as Exhibit 99 is a copy of the "Ugly Duckling Corporation and Subsidiaries Consolidated Financial Statements as of December 31, 1997 and 1996" and for each of the years in the three-year period ended December 31, 1997 (audited).

     On February 12, 1998, the Company issued $15.0 million in aggregate principal amount of its 12% Senior Subordinated Notes under a Loan Agreement dated as of February 12, 1998 between the Company and each of the Lenders named therein. The Notes provide for payments of interest on the principal balance at 12% per annum payable on March 31, June 30, September 30 and December 31 of each year, and payment of the principal balance plus accrued interest on the Maturity Date, which is February 12, 2001. The Company may prepay the Notes at any time without penalty. The payment of principal and interest on the Notes is subordinated to other debt of the Company, except certain other specified subordinated debt. Under the Loan Agreement, the Company also agreed with the Lenders not to permit its debt to tangible equity ratio to exceed 2.1 to 1.

     In connection with the issuance of the Notes, the Company also issued Warrants to acquire up to 500,000 shares of the Company's Common Stock at an exercise price of $10 per share, exercisable at any time until the later of (i) February 12, 2001, or (ii) such time as the Notes have been paid in full. The exercise price may be paid in cash or pursuant to a cashless exercise as described in the Warrant Agreement. The number of shares subject to the Warrant and the exercise price may be adjusted in certain specified circumstances, including the issuance of additional shares of Common Stock or securities convertible into Common Stock at less than the current market price of the Common Stock on the date of issuance. The outstanding Warrants may be redeemed by the Company at $.10 per share at any time after the daily market price of the shares has equaled or exceeded $16.00 for a period of 20 consecutive trading days ending not more than 15 days prior to the date notice is given of such redemption. The Company also has granted certain piggyback and demand registration rights covering the resale of shares of Common Stock acquired pursuant to the exercise of the Warrants.

     The Notes and Warrants were issued by the Company to a group of accredited investors in a private placement under Section 4(2) of the Securities Act of 1933.

     The Loan Agreement, a form of Note, the Warrant Agreement and a form of Warrant are each attached hereto as exhibits and incorporated herein by reference in their entirety. The foregoing summaries of the Loan Agreement, the Notes, the Warrant Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to such exhibits.

     On February 19, 1998, the Company and certain of its subsidiaries and affiliates entered into a Master Repurchase Agreement (the "Repurchase Agreement") with Greenwich Capital Financial Products, Inc. ("Greenwich"). Pursuant to the Repurchase Agreement, together with related documents, Greenwich agreed to purchase, subject to repurchase rights of the Company and its subsidiaries, certain eligible sub-prime automobile finance receivables originated and or purchased by the Company's affiliates for a purchase price (and corresponding repurchase obligation) of no more than $30,000,000. On February 19, 1998, Greenwich purchased $16,855,685.94 in contracts pursuant to the Repurchase Agreement. The amounts due and owing Greenwich will accrue interest at 9.5%, with the repurchase obligations being exercised no later than March 31, 1998. The obligations of the Company and its affiliates under the Repurchase Agreement are secured by a pledge of (a) all of the Company's rights in and to the receivables being acquired by Greenwich; (b) a pledge by Duck Ventures, Inc., a direct wholly-owned subsidiary of the Company ("DVI") of all of the issued and outstanding common stock of Champion Receivables Corp. II, a bankruptcy remote subsidiary wholly owned by DVI; and (c) all of the Company's rights and interests (including all collateral) under that certain Loan and Credit Agreement, dated July 17, 1997, between the Company and First Merchants Acceptance Corporation ("FMAC") pursuant to which the Company is to provide, subject to certain conditions, $18.5 million in debtor-in-possession financing to FMAC.
                                      ***
THIS FORM 8-K INCLUDES STATEMENTS THAT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS, USUALLY CONTAINING THE WORDS "BELIEVE," "ESTIMATE," "PROJECT," "EXPECT" OR SIMILAR EXPRESSIONS. THESE STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. BY MAKING THESE FORWARD-LOOKING STATEMENTS, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THESE STATEMENTS FOR REVISIONS OR CHANGES AFTER THE DATE OF THIS RELEASE. FORWARD-LOOKING STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. INVESTORS SHOULD ALSO CONSIDER FACTORS THAT WOULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES, WHICH INCLUDE, BUT ARE NOT LIMITED TO, FACTORS DETAILED IN THIS FORM 8-K, IN THE SECTIONS ENTITLED "RISK FACTORS" IN THE COMPANY'S PROSPECTUS, DATED FEBRUARY 11, 1998, AND IN THE SECTIONS ENTITLED "FACTORS THAT MAY AFFECT FUTURE RESULTS AND FINANCIAL CONDITION" AND "FACTORS THAT MAY AFFECT FUTURE STOCK PERFORMANCE" AND ELSEWHERE IN THE COMPANY'S MOST RECENT REPORTS ON FORM 10-K/A AND FORM 10-Q AND IN UGLY DUCKLING CORPORATION'S OTHER SECURITIES AND EXCHANGE COMMISSION FILINGS.

         Item 7.  Financial Statements, Pro Forma
                  Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits

Exhibit Number                      Description

          4(a)      Form of 12% Senior Subordinated Note.

          4(b) Warrant Agreement dated as of February 12, 1998 between the Company and each of the Lenders named therein.

          4(c)      Form of Warrant.

         10 Loan Agreement dated as of February 12, 1998 between the Company and each of the Lenders named therein.

         23         Independent Auditors' Consent

         99 Ugly Duckling Corporation and Subsidiaries Consolidated Financial Statements December 31, 1997 and 1996 (audited)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UGLY DUCKLING CORPORATION
                                                    (Registrant)


Date: February 20, 1998
                                            By     /s/ STEVEN T. DARAK
                                              ---------------------------------
                                                       Steven T. Darak
                                                       Chief Financial Officer
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                                  EXHIBIT INDEX


Exhibit Number                    Description
--------------                    -----------
          4(a)                Form of 12% Senior Subordinated Note.

          4(b) Warrant Agreement dated as of February 12, 1998 between the Company and each of the Lenders named therein.

          4(c)                Form of Warrant.

         10 Loan Agreement dated as of February 12, 1998 between the Company and each of the Lenders named therein.

         23                   Independent Auditors' Consent

         99                   Ugly Duckling Corporation and Subsidiaries
                              Consolidated Financial Statements as of
                              December 31, 1997 and 1996 and for each of the years in the three-year period ended
                              December 31, 1997. (audited)



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